Exhibit 99.1

Contact: Jerry M. Brooks, Chief Financial Officer, (713) 939-7711

DRIL-QUIP, INC. ANNOUNCES DEATH OF CO-CHAIRMAN

HOUSTON May 23, 2011 — Dril-Quip, Inc. (NYSE: DRQ) today announced with great sadness that Larry E. Reimert, its Co-Chairman of the Board and former Co-Chief Executive Officer, passed away earlier today following a battle with cancer.

Dril-Quip is a leading manufacturer of highly engineered offshore drilling and production equipment, which is well suited for use in deepwater, harsh environment and severe service applications.